497(e)
                                                                      333-103202

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AXA Equitable Life Insurance Company

Variable Life Insurance Policies

Incentive Life Legacy(R)
Incentive Life Legacy(R) II
Survivorship Incentive Life(SM) Legacy
Incentive Life(R) Optimizer(SM)

PROSPECTUS SUPPLEMENT DATED OCTOBER 19, 2009

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This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. You should read this supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

The following paragraphs replace the first two paragraphs under "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks".

   Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

   In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the Investment Start Date for twenty days (the "Money Market Lock-in Period"). On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

The following sentence replaces the last sentence in the first paragraph under "Your right to cancel within a certain number of days" in "More information about policy features and benefits".

   Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

The following sentences replace the last sentence of the second bullet under "Register date" in "More information about procedures that apply to your policy".

   We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

The following subsection replaces "Investment start date" under "Policy issuance" in "More information about procedures that apply to your policy".

   INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and (2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.



                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved. Incentive Life Legacy(R) and Incentive Life Legacy(R) II are issued by and are registered service marks of AXA Equitable Life Insurance Company. Survivorship Incentive Life(SM) and Incentive Life(R) Optimizer(SM) are
    issued by and are service marks of AXA Equitable Life Insurance Company.


EVM-439 (9/09)                                                            x02817
NB                                                                  Cat # 142558